SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant |X|

Filed by a Party other than the Registrant |  |


Check the appropriate box:
                                                |__| Confidential, For Use of
|__| Preliminary Proxy Statement                the Commission only (as
|__| Definitive Proxy Statement                  permitted by Rule 14a-6(e)(2))
|X | Definitive Additional Materials
|__| Soliciting Material Under Rule 14a-12


                                   AETNA INC.

                (Name of Registrant as Specified in Its Charter)

     (Name of Persons Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

| X | No fee required

|__| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

|__| Fee paid previously with preliminary materials:

|__| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

The following materials were provided today by Aetna Inc. to Institutional Shareholder Services in connection with Aetna's Annual Meeting of Shareholders currently scheduled for April 26, 2002.

                    Institutional Shareholder Services (ISS)
                                 April 12, 2002

                                [Logo] Aetna TM

Aetna

                               Today's Attendees


John W. Rowe, M.D. - Aetna Inc. Chairman, President and CEO

L. Edward Shaw, Jr. - Aetna Inc. Executive Vice President and General Counsel

Barbara Hackman Franklin - Aetna Inc. Director, President and Chief Executive
             Officer of Barbara Franklin Enterprises; Former U.S. Secretary of Commerce

Ellen M. Hancock - Aetna Inc. Director, former Chairman and CEO, Exodus
             Communications, Inc.; former Senior Executive at IBM, National Semiconductor and Apple Computer


Aetna Inc.                                                           April 2002

Aetna

                              Today's Discussion

[]    Introduction

[]    Aetna's Businesses and Turnaround Efforts

[]    Corporate Governance

[]    Board of Directors

[]    Closing Remarks


Aetna Inc.                                                           April 2002

Aetna

                              Business Description


[]      Health Care (Medical & Dental)
         >>       Risk
         >>       Administrative Services (ASC)

[]      Group Insurance
         >>       Life
         >>       Disability
         >>       Long-Term Care

[]      Large Case Pensions

Aetna Inc.                                                           April 2002

Aetna

                               Aetna's Strengths

Aetna Brand              [] Highly regarded

Scale                    [] Leading provider of medical, dental, and group
                            insurance benefits

Geographic Breadth       [] Presence in all 50 states


Provider Networks        [] The largest, with over 510,000 participating
                            providers

Multi-Product Capability [] Broad spectrum of products and financial arrangements including Health, Dental, and
                            Group Insurance products.

Value Added Information  [] USQA database, Navigator & InteliHealth


Aetna Inc.                                                           April 2002

Aetna

                           Aetna's Turnaround Efforts


                              ------>     []  Reformulate Senior Management Team

      Shaping                 ------>     []  Set A Strategic Direction

      the New                 ------>     []  Achieve Operational Excellence

      Aetna                   ------>     []  Organizing for Success

                              ------>     []  Strengthening Our Balance Sheet


Aetna Inc.                                                           April 2002

Aetna

                       Reformulate Senior Management Team


        []      Ronald A. Williams - Chief of Health Operations

        []      David B. Kelso - Chief of Strategy and Finance

        []      L. Edward Shaw, Jr. - General Counsel

        []      William C. Popik, M.D. - Chief Medical Officer

        []      Wei-Tih Cheng, Ph.D. - Chief Information Officer

        []      Alan M. Bennett - Chief Financial Officer


Aetna Inc.                                                           April 2002

Aetna

                           Set A Strategic Direction


        []      Growth opportunities in the middle market

        []      Disciplined approach to Small Business

        []      Wider range of product choices

        []      Increase emphasis on Group products

        []      Enhance understanding and access to health care

        []      Provide information to improve health care quality

                                    \  /
                                     \/

                  To create a differentiated and sustainable
                             competitive position.


Aetna Inc.                                                           April 2002

Aetna

                         Achieve Operational Excellence


Creating Profitable           Servicing Customers           Profit and Quality
   Customers                       Profitably                   Vigilance

> Targeted Case              > Integrated Medical Cost     > Segment Transition/
  Actions                      Plans                         Transformation

> Underwriting               > Contracting Discipline      > Market/Product
  Enhancements                                               Withdrawals
                             > Patient Management Model
> Product                                                  > Right Size the
  Enhancements and           > First Claim Operational       Business
  New Product Development      Efficiencies
                                                           > Management
                                                             Information Tools

Aetna Inc.                                                           April 2002

Aetna

                            Organizing for Success


        []      Board of Directors - Active and engaged

        []      Office of the Chairman

        []      Executive Council

        []      Strategy Council

        []      Council on Organizational Effectiveness

        []      Segment Based Business Units


Aetna Inc.                                                           April 2002

Aetna

                        Strengthening Our Balance Sheet


        [] Replaced $1.6B of short term debt with two successful long term debt placements

        []      Replaced an expiring bank line in November

        []      Stayed well within our debt to capital targets

        [] Generated additional positive cash flow by reducing the time to collect our premiums

        []      Reduced short term debt to $110M at 12/31/01

Aetna Inc.                                                           April 2002

Aetna

                          Aetna's Priorities for 2002


                            Return to Profitability

                         Achieve Operational Excellence

                      Position Aetna for Long-term Success

                                     \  /
                                      \/

                           Create Shareholder Value

Aetna Inc.                                                           April 2002

Aetna

                    Stock Price Performance Since Spin-Off



 [GRAPHIC OF CHART INDICATING STOCK PRICE PERFORMANCE OF AETNA INC. AND S&P 500
             SINCE SPIN-OFF -- DATES BETWEEN 12/13/00 AND 03/28/02]


Note:  As of 3/28/02; Stock performance in dollars.

Aetna Inc.                                                           April 2002

Aetna

                         1Q02 Stock Price Performance


          [GRAPHIC OF CHART INDICATING 1Q02 STOCK PRICE PERFORMANCE OF AETNA INC. AND S&P 500 -- DATES BETWEEN 12/31/2001 AND 03/28/2002]


Note:  As of 3/28/02; Stock performance in dollars.

Aetna Inc.                                                           April 2002

Aetna

                              Corporate Governance


        []      Corporate Governance is sound

        []      Board is very active and informed

        []      Board is overwhelmingly independent

        []      Temporary Classified board sunsets in April 2004

        []      TIDE shareholder rights plan

Aetna Inc.                                                           April 2002

Aetna



                              Corporate Governance


        [] Board consists of an overwhelming majority of independent directors.

        [] Fully independent Nominating and Corporate Governance Committee periodically reviews corporate governance policies.

        [] Corporate Governance carefully reviewed by the Board prior to the spin-off and aligned with shareholder interests.

Aetna Inc.                                                           April 2002

Aetna

                              Corporate Governance



        []      Corporate governance structure generally consistent with former
                Aetna

        [] Designed to foster shareholder interests, since these features can assist the Board in protecting those interests, and help preserve turnaround opportunity for shareholders


Aetna Inc.                                                           April 2002

Aetna

                           Temporary Classified Board



        [] Board currently divided into three classes, with one class elected each year

        [] Beginning with 2004 annual meeting, all directors elected annually

        [] Designed to allow for turnaround opportunity without disruption following spin-off

Aetna Inc.                                                           April 2002

Aetna

                          TIDE Shareholder Rights Plan


        [] Shareholder rights plan with 15% trigger threshold (in 1999 former Aetna eliminated ability to lower threshold to 10%)

        [] Independent director TIDE review every three years (also put in place in 1999 by former Aetna)


Aetna Inc.                                                           April 2002

Aetna

                              Corporate Governance


        [] Affirmatively opted out of a number of the shareholder unfriendly provisions of Pennsylvania law, including:

                >>      Statutory Put Right

                >>      Control Share Acquisition Law

                >>      Disgorgement Law


Aetna Inc.                                                           April 2002

Aetna

                      Board is Experienced, Knowledgeable
                         and Overwhelmingly Independent


        []      10 of 11 directors are independent

        [] Diverse group, wealth of experience in Medicine, Health Care, Insurance, large public corporations.

        [] Nominating and Corporate Governance Committee is fully independent

Aetna Inc.                                                           April 2002

Aetna

                       Board is Very Active and Informed



        []      Board met 10 times during 2001

        []      Members active and involved

        []      Reviews business plans with management regularly

        []      Understands what needs to be done

Aetna Inc.                                                           April 2002

Aetna

                           Aetna's Board of Directors



        []      Concerned and responsive to shareholder interests

        []      Examples:

                >>      ING/WellPoint and sale to ING and spin-off

                >>      Relationship with outside auditors

Aetna Inc.                                                           April 2002

Aetna

                       Prior Discussions with Providence

        [] Prior to 2000 spinoff - Providence contacted Company regarding ING/WellPoint and corporate governance structure

        [] June 2000 - Providence expresses thanks to Aetna's Board following announced financial services and international sale negotiations

        [] December 2001/early 2002 - Providence contacts Company regarding dissatisfaction with Corporate Governance decisions and intention to nominate competing slate of directors

        [] February 2002 - Members of Nominating and Corporate Governance Committee meet with Providence to consider their views

        [] Providence on several occasions reiterates its focus is limited solely to shareholder rights plan

Aetna Inc.                                                           April 2002

Aetna

                             Providence's Nominee


        []      Lacks meaningful experience at large, public companies

        []      Lacks healthcare insurance experience

        []      Lacks achievement in other relevant areas

        [] Does not fit the profile that our Nominating Committee would look for in director candidates in an open Director search

        [] Providence offers no proposals to help with the Company's turnaround, but does offer the potential to disrupt that process

        [] Current Board aligned with Management on the turnaround design, and turnaround is at a critical stage

Aetna Inc.                                                           April 2002

Aetna

                                   Conclusion


        []      Aetna is in the middle of a turnaround

        [] Turnaround efforts are successfully underway and at a critical stage

        [] Aetna's corporate governance is appropriate, particularly given its turnaround strategy

        []      Aetna's Board is overwhelmingly independent, active and engaged

        [] Aetna's Board and new Management team agree on a new strategy; we have the right Board to lead the Company

        [] Providence focused on single issue; has no meaningful insight into business or industry

        [] If Providence's proxy contest succeeds it would disrupt Board and could jeopardize our turnaround efforts

        [] Shareholders should support the Company's experienced, independent nominees

Aetna Inc.                                                           April 2002

Aetna

                            Additional Information;
                              Cautionary Statement

        Aetna's 2002 Proxy Statement was filed with the Securities and Exchange Commission on March 18, 2002 and mailed to Aetna's shareholders on or about March 20, 2002. Aetna filed additional participant information with the SEC on April 4, 2002. Aetna's shareholders should read these materials, and any additional materials that Aetna files with the SEC, because they contain important information relating to the 2002 Annual Meeting. In addition, this presentation contains forward-looking statements, including those regarding Aetna's performance and the status of its turnaround. These represent management's best view of these matters, although important risk factors, including unanticipated increases in medical costs, could cause actual future results to differ materially from those currently estimated by management. For more discussion of important factors that could materially affect Aetna, please see the risk factors discussed on pages 36-41 of Aetna's 2001 Annual Report, Financial Report included with our 2002 Proxy Statement.

Aetna Inc.                                                           April 2002

                                 [LOGO] AETNA